UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 24, 2019

(Date of Report – date of earliest event reported)

Aptose Biosciences Inc.

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 Consumers Road, Suite 1105 Toronto, Ontario M2J 4R3 Canada		M2J 4R3
(Address of Principal Executive Offices)		(Zip Code)

(647) 479-9828

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 24, 2019, Aptose Biosciences Inc. entered into an Equity Distribution Agreement (the ”EDA”) with Piper Jaffray & Co. and Canaccord Genuity LLC, as co-placement agents, in connection with the establishment of an “at-the-market” sales facility. Under the terms of the EDA, Aptose may, from time to time, issue and sell through the placement agents, up to an aggregate of $40,000,000 common shares of Aptose through “at-the-market” distributions on the NASDAQ Capital Market. Aptose will determine, at its sole discretion, the time, price and number of common shares to be sold under the EDA. Aptose has agreed to pay the placement agents a commission of 3.0% of the gross sales price of the common shares sold pursuant to the EDA. Aptose has also agreed to reimburse the placement agents for up to $50,000 of offering expenses incurred by the placement agents in connection with the transactions contemplated by the EDA. Under the EDA, no common shares will be sold on the Toronto Stock Exchange or on other trading markets in Canada.

In conjunction with the establishment of the “at-the-market” sales facility, Aptose intends to file with the Securities and Exchange Commission a prospectus supplement to its short form base shelf prospectus, dated April 13, 2019, qualifying the offer and sale of the common shares issuable under the sales facility.

The EDA will replace the Sales Agreement, dated March 27, 2018, between Aptose and Cantor Fitzgerald & Co. (the “Sales Agreement”), which has been terminated by Aptose effective May 24, 2019. No additional securities will be issued and sold by Aptose pursuant to the Sales Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

See Item 1.01 of this Form 8-K.

Item 8.01.	Other Events.

On May 24, 2019, Aptose issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 5.1	Opinion of McCarthy Tetrault LLP

Exhibit 10.1	Equity Distribution Agreement, dated May 24, 2019, among Aptose Biosciences Inc., Piper Jaffray & Co. and Canaccord Genuity LLC

Exhibit 23.1	Consent of McCarthy Tetrault LLP (included in Exhibit 5.1)

Exhibit 99.1	Press release, dated May 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2019

APTOSE BIOSCIENCES INC.

By:	/s/ Gregory K. Chow
Name:	Gregory K. Chow
Title:	Senior Vice President & Chief Financial Officer

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